                                                                    EXHIBIT (24)
                            FIRST UNION CORPORATION
                               POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of FIRST UNION CORPORATION (the Corporation) hereby constitute and appoint Marion A. Cowell, Jr. and Kent S. Hathaway, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission (the SEC) under the Securities Act of 1933, as amended (the Act), including any and all amendments to such Registration Statement, relating to the shares of the Corporation's Common Stock (including the rights attached thereto) issuable to the stockholders of American Bancshares, Inc. (ABI) upon consummation of the merger of ABI with and into the Corporation (the Merger).

                      SIGNATURE                                                       CAPACITY
              EDWARD E. CRUTCHFIELD, JR.                Chairman, and Chief Executive Officer and Director
              EDWARD E. CRUTCHFIELD, JR.
                   ROBERT T. ATWOOD                     Executive Vice President and Chief Financial Officer
                   ROBERT T. ATWOOD
                    JAMES H. HATCH                      Senior Vice President and Corporate Controller (Principal Accounting
                                                          Officer)
                    JAMES H. HATCH
                  G. ALEX BERNHARDT                     Director
                  G. ALEX BERNHARDT
                   W. WALDO BRADLEY                     Director
                   W. WALDO BRADLEY
                   ROBERT J. BROWN                      Director
                   ROBERT J. BROWN
                                                        Director
                  WARNER N. DALHOUSE
                   ROBERT D. DAVIS                      Director
                   ROBERT D. DAVIS
                  R. STUART DICKSON                     Director
                  R. STUART DICKSON
                     B. F. DOLAN                        Director
                     B. F. DOLAN
                   RODDEY DOWD, SR.                     Director
                   RODDEY DOWD, SR.
                   JOHN R. GEORGIUS                     Director
                   JOHN R. GEORGIUS

                      SIGNATURE                         CAPACITY
               WILLIAM N. GOODWIN, JR.                  Director
               WILLIAM N. GOODWIN, JR.
                  BRENTON S. HALSEY                     Director
                  BRENTON S. HALSEY
                  HOWARD H. HAWORTH                     Director
                  HOWARD H. HAWORTH
                TORRENCE E. HEMBY, JR.                  Director
                TORRENCE E. HEMBY, JR.
                  LEONARD G. HERRING                    Director
                  LEONARD G. HERRING
                                                        Director
                   JACK A. LAUGHERY
                      MAX LENNON                        Director
                      MAX LENNON
                  RADFORD D. LOVETT                     Director
                  RADFORD D. LOVETT
                                                        Director
                   JAMES D. MCCOMAS
                 HENRY D. PERRY, JR.                    Director
                 HENRY D. PERRY, JR.
                 RANDOLPH N. REYNOLDS                   Director
                 RANDOLPH N. REYNOLDS
                     RUTH G. SHAW                       Director
                     RUTH G. SHAW
                    LANTY L. SMITH                      Director
                    LANTY L. SMITH
                                                        Director
                   DEWEY L. TROGDON
                    JOHN D. UIBLE                       Director
                    JOHN D. UIBLE
                     B. J. WALKER                       Director
                     B. J. WALKER

                      SIGNATURE                         CAPACITY
                  KENNETH G. YOUNGER                    Director
                  KENNETH G. YOUNGER

February 15, 1994
Charlotte, North Carolina